Exhibit 10.2

CONFIDENTIAL TREATMENT

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Such portions are marked “[*]” in this document; they have been filed separately with the Commission.

AMENDMENT NO. 2

TO

CONTRACT NUMBER GINC-C-08-0390

BETWEEN

GLOBALSTAR, INC.

AND

HUGHES NETWORK SYSTEMS, LLC

FOR

RADIO ACCESS NETWORK (RAN)
AND USER TERMINAL SUBSYSTEM

HUGHES AND GLOBALSTAR CONFIDENTIAL AND PROPRIETARY

This Amendment No. 2 ("Amendment") is entered into effective as of August 28, 2009 ("Effective Date"), by and between Hughes Network Systems, LLC, a limited liability company organized under the laws of Delaware (hereinafter referred to as the "Contractor") with its principal place of business at 11717 Exploration Lane Germantown, Maryland 20876 USA, and Globalstar, Inc., a company incorporated under the laws of Delaware with its principal place of business at 461 South Milpitas Boulevard, Milpitas, California 95035 (hereinafter referred to as "Globalstar" or "Customer").  As used herein, Contractor and Globalstar may be referred to individually as a "Party" and collectively as the "Parties".

WHEREAS, the Parties entered into Contract No. GINC-C-08-0390 for the delivery of the Radio Access Network (RAN) and the User Terminal Subsystem (UTS) ("Contract");

WHEREAS, the Parties entered into a Letter Agreement, dated September 22, 2008, for the deferral of payment of certain Payment Milestones ("Deferred Payments") under the Contract, subject to interest;

WHEREAS, the Parties entered into Amendment No. 1, dated June 16, 2009, to the Contract for the payment of the Deferred Payments with interest, the PDR Payment Milestone and advance payments in the aggregate amount of $10,000,000 ("ADVANCE PAYMENT");

WHEREAS, Globalstar now seeks to extend the schedule of the RAN and UTS program by fifteen (15) months and to revise certain payment milestones and program milestones to reflect the revised program timeline;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and intending to be legally bound hereby, the Parties agree to amend the Contract as follows:

1.           Exhibit C, Pricing Schedule and Payment Plan (Revision B), dated June 16, 2009, shall be deleted and replaced in its entirety by a new Exhibit C, Pricing Schedule and Payment Plan (Revision C), dated August 28, 2009.

2.           Payment Milestones #6-13 shall be invoiced on the first day of the month of the applicable Invoice Date.

3.           The program milestone schedule will be aligned with the payment milestone schedule, and the Parties shall cooperate and work together in good faith to revise the program milestones set forth in Tables 3-3 and 3-4 of Exhibit A, Statement of Work (Revision A), dated May 1, 2008 ("Statement of Work") accordingly.  Within thirty (30) days of the Effective Date of this Amendment, the Parties shall mutually agree on a revised program milestone schedule and shall amend the Statement of Work to incorporate the revised agreed program milestone schedule.

4.           This Amendment shall be governed by and interpreted according to the laws of the state of New York.

5.           This Amendment may be signed in counterparts and each original counterpart shall be deemed binding on each Party collectively and individually.

6.           Except as amended herein, all terms and conditions of the Contract shall remain in full force and effect.

HUGHES AND GLOBALSTAR CONFIDENTIAL AND PROPRIETARY

IN WITNESS WHEREOF, the Parties hereto have signed this Amendment in duplicate.

GLOBALSTAR, INC.		HUGHES NETWORK SYSTEMS, LLC

BY:	/s/ Paul Rosati	BY:	/s/ Sean Fleming

Name:	Paul Rosati	Name:	Sean Fleming

Title:	Contracts Manager	Title:	Senior Counsel

Date:	August 28, 2009	Date:	August 28, 2009

H36750

RADIO ACCESS NETWORK (RAN)
AND USER TERMINAL SUBSYSTEM (UTS)

EXHIBIT C:  PRICING SCHEDULE AND PAYMENT PLAN

Revision C

August 28, 2009

REVISION HISTORY

Revision	Issue Date	Scope
A	05/1/2008	Contract version
B	06/16/2009	Contract amendment
C	08/28/2009	Contract amendment

TABLE OF CONTENTS

SECTION	PAGE

1.0 PRICE SCHEDULE	1-5
1.1 BASELINE RAN AND UTS	1-5
1.2 OPTIONS	1-6
1.3 TIME AND MATERIAL (T&M) RATE	1-7

2.0 PAYMENT MILESTONES AND PLAN	1-8

1.0   Price schedule

1.1    BASELINE RAN AND UTS

Line Item	Supplies/Services	Price (USD)
NON-RECURRING ENGINEERING (NRE)		$	[	*]
1	[*]

		$	[	*]
2	Documentation and Program Reviews	Included
3	Operations and Maintenance Training	$	[	*]
4	RAN and UTS NRE Additions	$	[	*]
	[*]	$	[	*]
	[*]	Included
	[*]	Included
	[*]	Included
	[*]	$	[	*],
	[*]	Included
	[*]	$	[	*]
	[*]	$	[	*]
	[*]	included
	[*]	Included

RECURRING		$	[	*]
5	Build, delivery, installation, performance verification and testing of 9 RANs (including first article)	$	[	*]
[*]

	Design, build, delivery, installation, performance verification and testing of 9 RANs	$	[	*]
	Credit for Customer performing Installation and Commissioning for RAN# 6, #7, #8 & #9 (Contractor to provide on-site supervision only for installation, performance verification and testing)	$	[	*]
6	Critical Spare Parts- located at each RAN site	included
7	Critical Spare Parts- located at Customer Depot	$	[	*]
8	Manufacture and Deliver 250,000 Satellite Air Interface Chips Includes 3rd parts software, Delivery EA-Works Foundry, Delivery as per agreed upon delivery schedule	$	[	*]
9	Expansion of capacity- from 120 VEC/480 Kbps to 200 VEC/800 Kbps in the same FDM channel; for all 9 RANs	$	[	*]
	Expansion of capacity from 120 VEL480 Kbps. to 200 VEC:800 Kbps in the same FDM channel; Price per RAN	$	[	*]
TOTAL CONTRACT PRICE		$	[	*]

1.2     OPTIONS

OPTIONS
Line Item	Supplies/Services	Price (USD)
1	Unit price for Additional RANs up to Quantity 25 (incl. 12 mo h/w Warranty)	$	[	*]
Option Validity Period : EDC [*]
2
Animal Extended Software Maintenance & Support (second year onwards) Includes RAN and RTDM Software
Includes 1100 hours of engineering support (Ex-Works) per year Additional engineering support available at T&M rates
Start date as defined in Exhibit A, Independent of number of RANs SOW as per Exhibit 0 (on-site support subject to T&M rates)
Total Price per year
		$	[	*]
Option Validity Period : EDC [*]
3	Annual Extended Hardware Warranty-per RAN Start date as defined in Exhibit A. SOW as per Exhibit 0 (on-site support excluded)	$	[	*]
Option Validity Period : EDC [*]
4
Bridge Extended Hardware Warranty-per RAN per month
Available only in the first partial year of extended warranty- period of each RAN Start Date as defined in Exhibit A
SOW as per Exhibit D (on-site support excluded.)
Price per RAN per month (Monthly rate derived by dividing the prevailing option 3 price by 12 at the time of election)
		$	[	*]
Option Validity Period : concurrent with Option 3
5	Broadcast Audio/Visual capability in the RAN	$	[	*]
Option Validity Period : EDC [*]
6	Expansion of capacity from 200 VEC/800 Kbps to 875 VEC/3.5 Mbps in the same FDM channel; Price per RAN	$	[	*]
Option Validity Period : EDC [*]
7	Expansion of capacity from one FDM channel with 200 VEC1800 Kbps to two FDM channels, 120 VEC/480 Kbps in second FDM channel; Both FDM channels operate within the same 7.5 MHz of spectrum.	$	[	*]
Option Validity Period : EDC [*]
8	Expansion of capacity from one FDM channel with 200 VEC/800 Kbps to two FDM channels, 200 VEC/800 Kbps in each FDM channel; Both FDM channels operate within the same 7.5 MHz of spectrum.	$	[	*]
Option Validity Period : EDC [*]
9	Expansion of capacity- from one FDM channel with 875 VEC/1.5 Mbps to two FDNI channels, 875 VEC/3.5 Mbps in each FDM channel; Both FDM channels operate within the same 7.5 MHz spectrum.	$	[	*]
Option Validity Period : EDC [*]
10	1 Mb/s forward bearer capability in the Satellite Air Interface Chip
	NRE	$	[	*]
	Recurring incremental cost per chip	$	[	*]
Option Validity Period : EDC [*]
11	Volume tail Pricing for additional Satellite Air Interface Chips
	Annual quantity= 1 million		[	*]
	Annual quantity= 2 million		[	*]
	Annual quantity= 5 million		[	*]
Option Validity Period : EDC [*]
12	License of Satellite Air Interface Chip Software and Firmware only for use in Customer's own developed Chip one license per chip)
	Annual quantity = 250,000		[	*]
	Annual quantity = 500,000		[	*]
	Annual quantity =1 million+		[	*]
Option Validity Period : EDC [*]

TIME AND MATERIAL (T&M) RATE

Time:	US$[*] per man-month
Materials and Travel:	Contractor’s actual cost plus [*]%
Rate Validity Period:	EDC+ 36 months; thereafter adjusted for escalation, capped at [*].

2.0   PAYMENT MILESTONES and plan

The Payment Milestones and Plan is provided below.

Number	Project Milestone	Invoice Date	Source of Advance Payment	Regular Payment	Total

Design Phase
1	Effective Date of Contract (EDC)				$[*]
2	Kickoff Review (KOR)				$[*]
3	Progress Payment				$[*]
4	Preliminary Design Review (PDR) complete				See 4.a
4a	Deferred Payments				$[*]
4b	Interest on Deferred Payments				$[*]
4c	ADVANCE PAYMENT				$[*]
5	RAN Critical Design Review (CDR) complete	Aug-09			$[*]
6	Technical Interchange Review meeting to review updated Technical Specifications incorporating agreements from previous reviews.	Jan-10	($)[*]	$[*]	$[*]
7	RAN-CN IuPS interface control plane testing complete	Apr-10	($)[*]	$[*]	$[*]
8	EMS GUI and RNC Fault Management integration testing complete	Jul-10	($)[*]	$[*]	$[*]
9	Tape out for SAIC	Oct-10	($)[*]	$[*]	$[*]
Production Phase
10	Site Surveys complete	Jan-11		$[*]	$[*]
11	Deliver prototype chip to Customer’s UT Vendor	Apr-11		$[*]	$[*]
12	Deliver sample pre-production chips to Customer’s UT Vendor	Jul-11		$[*]	$[*]
13	Material order	Oct-11		$[*]	$[*]

Number	Project Milestone	Invoice Date	Source of Advance Payment			Regular Payment		Total
14	Test RAN & RAN#1 Shipment from Factory	Feb-12			$[*]		$[*]
15	Complete RAN FAT	Apr-12			$[*]		$[*]
16	Complete SySAT and Provisional Acceptance as per Exhibit A	Jul-12			$[*]		$[*]
17	Complete of RAN#3 in service (start of Customer’s commercial service in North America with first 3 RANs)	Aug-12			$[*]		$[*]
18	Complete OAT of RAN#4	Sep-12			$[*]		$[*]
19	Complete OAT of RAN#5	Sep-12			$[*]		$[*]
20	Complete OAT of RAN#6	Oct-12			$[*]		$[*]
21	Complete OAT of RAN#7	Oct-12			$[*]		$[*]
22	Complete OAT of RAN#8	Nov-12			$[*]		$[*]
23	Completion of the Work (latter of 9th RAN OAT and Final Acceptance as defined in Exhibit A, overall no later than EDC+55 months)	Nov-12			$[*]		$[*]
				SUBTOTAL			$[*]

Manufacture and Delivery of 250K Satellite Air Interface Chips (Item #8 in Section 1.1)

	Final Delivery Payments ([*])	Apr-12 thru Apr-13			$[*]		$[*]
				TOTAL			$[*]

The chip prices quoted above are for delivery of the ordered quantity within one year.  Customer desires to gain the benefit of cumulative volume pricing with deliveries over multiple years.  Customer shall therefore be entitled to participate with Contractor in the negotiation of the supply contract terms with Contractor's supplier.  In the event and to the extent that Customer and Contractor are able jointly to successfully negotiate supply contract terms which include more favorable volume pricing Contractor will extend such terms to the Customer on back-to-back basis and the Contract shall be amended accordingly.